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                                                                   EXHIBIT 10.21

                                LEASE AGREEMENT

     THIS LEASE, made this 22 day March, 1993, between ABR PLYMOUTH PLAZA, LTD,
                           --
as "Lessor", and INFORMATION MANAGEMENT RESOURCES, INC. as "Lessee".

                                   WITNESSETH

1. Premises. Lessor does hereby lease to Lessee and Lessee hereby hires from Lessor those certain premises consisting of 22,578 square feet of rentable space (the "Office Premises") on the 2nd and 5th floors (see Exhibits A-1 & A-2) of an of rice building (the "Office Building"), at 26750 U.S. Highway 19 North, Clearwater, Florida 34621, together with the right to use in common with all other lessee of the Office Building the common areas (as defined below). The Office Premises are leased exclusively to Lessee together with an allocation of the buildings common corridors, public toilets and storage areas. The total square feet of 22,578 leased by Lessee shall be referred to hereinafter as "Leased Square Feet." All dimensions shall be measured from the exterior of a wall except for common interior walls which shall be measured from the center line.

     Said letting and hiring the upon and subject to the terms, covenants and conditions herein set forth and the Lessee and the Lessor each covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

2. Use. It is understood and agreed between the parties hereto and Lessee covenants that the Office Premises during continuance of this Lease shall be used only for Software Development and Consulting Services activities, and for
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no other purpose or purposes, without the written consent of the Lessor, which consent shall not be unreasonably withheld. Lessee affirmatively covenants to operate the Office Premises for such purposes during the entire term of this Lease and to operate its business pursuant to the highest reasonable standards of its business category. Lessee will conduct such business in a lawful manner and in good faith. It is expressly understood that Lessee shall not have the exclusive right in the Office Building to conduct the uses set forth in this
Section 2. It is also agreed that Lessee will operate the Office Premises solely under the name of Information Management Resources, Inc. unless Lessor approves
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a change of name, which approval will not be unreasonably withheld. Lessee represents that the proposed use is permitted by all applicable zoning laws. In the event of a zoning violation by Lessee, Lessor shall have the right to terminate the Lease by notice in writing and Lessee shall hold Lessor harmless and reimburse Lessor for any expenses, liability or fine resulting from any use which violates such zoning laws. Lessor agrees to provide lighting, heating and air conditioning as appropriate during the following hours: Monday through Friday 7:00 AM to 9:00 PM and from 8:00 AM to 6:00 PM Saturdays. Additional hours usage may he obtained by Lessee for a charge of $6.00 per hour.

3. Term. Except as otherwise expressly stated in this Lease, the term of this Lease shall begin as of the date of this lease and end on the last day of the 5th Lease Year (as hereinafter defined). For the purposes of this Lease, the first "Lease Year" shall be deemed to begin on the Rent Commencement Date (as hereinafter defined) and to end twelve (12) months thereafter,
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provided, if said twelve (12) month period does not end on the last day of a calendar month, the first Lease Year shall be extended to the end of said month, and each succeeding twelve (12) month period thereafter shall he deemed a Lease Year.

     The "Rent Commencement Date" shall he the earlier of (i) 7 days after the work to be performed by Lessor in the Office Premises in accordance with Lessee's Interior Completion Plans (as hereinafter defined) shall have been substantially completed, or (ii) when Lessee opens the Office Premises to the public for business. It is expressly understood that Lessee shall be deemed to take the Office Premises "AS IS" upon the delivery of the Office Premises by Lessor subject only to (i) items specified on punch list provided by Lessee at such time, and (ii) any latent defects of which Lessee could not reasonably observe at the time of such delivery. Notwithstanding the foregoing, Lessee shall have access upon prior written notice to Lessor, at any time prior to the Rent Commencement Date for installation of telephone equipment and/or facilities, provided that such installation does not unreasonably interfere with the work of the Lessor's contractor.

4. Rent. Lessee covenants that it will, without deduction, demand or set off, pay to Lessor for the use of the Office Premises rental as follows: An annual minimum rental during the first Lease Year, (the "Base Rent") of $347,701.20. The Base Rental shall be paid in equal monthly installment of $28,975.10, together with appropriate sales tax (subject to Paragraph 20) in advance, commencing on or before the Rent Commencement Date and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month, then upon Rent Commencement Date, Lessee shall pay to Lessor as rental for the period from such date to the first day of the next succeeding calendar month an amount equal to the monthly installment of Base Rent multiplied by the ratio of the number of such days to thirty (30).

     Effective on January 1, 1994 and each year thereafter, said dates being hereinafter referred to as the "Adjustment Date", the Base Rent as last described shall be adjusted for the increase in the cost of living for the preceding twelve (12) month period as reflected by the Consumer Price Index published by the United States Department of Labor, Bureau of Labor Statistics, for the United States (December 1967-Base 100). For purpose of determining if an adjustment is necessary, the index last published one year prior to the Adjustment Date shall serve as the "Base Index." The increased Base Rent hereunder shall be determined by multiplying the preceding year's Base Rent by that ratio obtained by dividing the Base Index into the index published immediately prior to the Adjustment Date.

     In the event the above referenced index ceases publication, the Base Rent adjustment shall be determined by using the successor index or, in the event of no successor index, an index which is most comparable to the "all items" classification of the aforesaid index. In the event of any delay in establishing the adjustment, the Lessee shall continue to pay the Base Rent as established until the new adjustment is determined. In such event the adjustment shall be retroactive to the appropriate date of adjustment.

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     Notwithstanding anything to the contrary herein, the annual Base Rent shall never be increased by less than 5% per year or by more than 10% per year.

5. Late Payment Charge. In addition to Lessor's remedies under the terms of this Lease, upon Lessee's failure to pay the Base Rent or to make any other payments required to be made by Lessee hereunder within five (5) days after the due date, Lessor reserves the right to charge a late payment charge for handling of Twenty-Five Dollars ($25.00) plus one and one-half percent (1-1/2%) of the outstanding balance due for each month or portion thereof. In no event shall the amount of such interest and late charge be in excess of usury laws.

6.   Construction Schedule.  Not applicable.

7. Interior Completion. It is contemplated that Lessor shall complete the interior of the Office Premises in accordance with Interior Completion Plans as set forth in Exhibits B-l, B-2 and B-3 exclusive of any furniture, files and/or business equipment. Interior buildout shall be completed on or before 80 days from the full execution of lease and Lessee's signoff of a floor plan to be built out, unless events beyond Lessor's control prevents the completion of the build out within said period. It is agreed Lessor shall be responsible for the interior completion, including architectural and engineering fees up to $148,000; any additional cost shall be the Lessee's responsibility. [Deleted:
Lessor and Lessee agree that $15,000 of the $140,000 will be allocated solely for improvements to be made to the fifth floor. Said $15,000 can be used for no other purpose other than improvements made to the fifth floor.]

     Lessor reserves the right to require third party ownership and financing of Lessees improvements on the basis of a financing lease agreement executed by Lessor and acknowledged by Lessee; base rent therefore shall be reduced by the payment scheduled in such agreement. Said reduction in payment shall be paid directly to the third party.

     Any installation in excess of the standards set forth above shall be done at the expense of the Lessee. Lessee shall pay fifty percent (50%) of the estimated cost of said installation in excess of these standards upon fifteen
(15) days notice that Lessor is ready to commence the interior completion of the Office Premises, and the balance of said costs shall be paid upon occupancy, unless arrangements are agreed to by the parties. In no event shall Lessor he required to proceed with the Interior Completion of the Office Premises until said fifty percent (50%) payment has been received and in the event said payment has not been received within said fifteen (15) day period. Lessor may treat this failure as a default under the terms of this Lease.

8. Security Deposit. The Lessee, upon executing this Lease, shall deposit with the Lessor the sum equal to $57,950.20. The sum equal to $57,950.20 shall be retained by the Lessor as security deposit for the payment by the Lessee of the rent herein agreed to he paid and for the faithful performance of the covenants of this Lease. If at any time Lessee shall be in default of any provisions of this Lease, the Lessor shall have the right to use said deposit, or so much thereof as may he necessary in payment of any rent in default by said Lessee, and/or in payment of any damages incurred by the Lessor by reason of such default of the Lessee, or at the Lessor's option, the same may be retained by the Lessor in liquidation of part of the damages suffered by the Lessor by reason of default of the Lessee. Should Lessor utilize any portion of the security

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deposit for a purpose permitted hereby, then the portion of said deposit so used shall be reimbursed by Lessee upon demand. In the event that said deposit shall not be utilized for any such purpose, then such deposit shall be returned to Lessee at the expiration of this Lease provided the Office Premises are surrendered in good condition, ordinary wear and tear excepted. Said deposit shall not bear interest.

     In the event of a sale of the Office Building, Lessor shall deliver the deposit to the Purchaser and thereupon shall be discharged from any further liability with respect to the deposit and the Purchaser shall be liable as Lessor under this section.

9. Maintenance and Repairs. By entry hereunder Lessee accepts the Office Premises as being in good sanitary, orderly condition and repair, except or a punch list of minor items remaining to be furnished by Lessor and any latent defects that the Lessee could not determine at the time of such delivery. Lessor agrees, at Lessor's expense, to maintain and repair the public portions, both interior and exterior, of the Office Building in which the Office Premises are located. Lessor shall also be responsible for maintaining and repairing the structural portions of the Office Building including foundation, exterior and demising walls and roof. Lessor shall not be required to commence any such repair until notice shall be received from Lessee specifying the nature of the needed repair. Lessor shall not be required to malice any such repairs where same are caused by any act or omission of Lessee, and sub-tenant, or concessionaire of Lessee, or any of their respective officers, employees, agents, customers, invitees or contractors

     Lessee agrees, at Lessee's expense, to maintain and repair all non-structural portions of the interior of the Office Premises in good condition damage from fire or other casualty excepted, including but not limited to the exterior and interior portions of all doors, door hardware and operators, windows, plate glass, all plumbing and sewage facilities within the Office Premises, fixtures, electrical equipment, interior walls, floors, ceilings and all interior building appliances and similar equipment. Lessee shall, upon the expiration or any earlier termination of the term hereof, surrender the Office Premises to Lessor in the same condition as when received, ordinary wear and tear expected.

     It is specifically understood and agreed that Lessor has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Office Premises or any part thereof and that no representations respecting the condition of the Office Premises or the Office Building of which the Office Premises are a part have been made by Lessor to Lessee except as specifically herein set forth. During the term of the Lease, Lessee shall, at Lessee's cost make any change or alterations in the Office Premises that may be necessary to cause said Office Premises to conform to all governmental and insurance underwriters requirements adopted after Lease date. Lessor agrees to inspect the condition of the floor covering (carpet) and walls within premises for 2 1/2 years. Lessor agrees to clean the floor covering and paint the walls where necessary every 2 1/2 years throughout the term of the lease.

     Notwithstanding anything to the contrary contained in this lease agreement, the Lessee shall notify Lessor by phone or facsimile to be followed up in writing of any necessary material or operational repairs necessary for the normal operation of the premises. Upon notification,

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Lessor will respond to Lessee by phone or facsimile to he followed up in writing, as to the nature of repairs needed and a course of action to effectuate said repairs. Said notification to lease shall occur within one day (24 hours) after Lessor has been notified of any necessary materials or operational repairs necessary for the normal operation of the premises.

     In the event that Lessor fails to commence repairs within five (5) days after receipt of notification, Lessee may retain such panics necessary to effectuate said repairs at Lessor's cost. Failure of Lessor to pay said repair hill within thirty (30) days thereafter, shall entitle Lessee to pay said bill and setoff the amount of said bill from the next rental payment due to Lessor.

     Furthermore, Lessor agrees that in the event there is a complete and total break down of the HVAC system and/or electrical system within the premises, Lessee has the right to either notify the Lessor as stated in this lease or directly notify the contractor responsible for the systems as specified by the Lessor, and secure the immediate, reasonable repair of the system or systems at Lessor's expense. Upon securing the appropriate contractor, Lessee shall be obligated to notify the Lessor immediately of the problems and that the contractor had already been secured by the Lessee. The option to notify the contractor directly does not apply to any other operation within the facility and applies to HVAC system and electrical system only in the event of total discontinuance of service. Lessor shall maintain an emergency response agreement with an HVAC contractor similar to that described in the attached Exhibit E-l and will respond to computer generated problems to the HVAC and electrical systems in the manner set forth in the attached Exhibit E-2.

10. Hold Over. If, with Lessor's written consent, Lessee holds possession of the Office Premises after the term of this lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rent equivalent to the then prevailing rent paid by lessee at expiration of the term of this Lease pursuant to all of the provisions of this Lease, payable in advance on or upon the first day of each month. Said monthly rent shall increase at the rate of one percent (1%) per month. Lessee shall continue in possession until such tenancy shall be terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least one month prior to the date of termination of such monthly tenancy of this intention to terminate such tenancy.

11. Assignment and Subletting. Without the written consent of Lessor first obtained in each case, Lessee shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or underlet the leased Premises or any part thereof or permit the Leased Premises to be occupied by other persons. In the case of a subletting, Lessor's consent may be predicated, among other things, upon Lessor becoming entitled to collect and retain all rentals payable under the sublease. If this Lease be assigned, or if the Leased Premises or any part thereof be underlet or occupied by anybody other than Lessee, the Lessor may, after default by the Lessee, collect or accept rent from the assignee, undertenant, or occupant and apply the net amount collected or accepted to the rent herein reserved, but no such collection or acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, undertenant, or occupancy as Lessee, nor shall it be construed as or implied to he a release of the Lessee from the further observance

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and performance by the Lessee of the terms, provisions, covenants and conditions herein contained.

     In lieu of consenting or not consenting, Lessor may, at its option, (i) in the case of the proposed assignment or subletting of Lessee's entire leasehold interest, terminate this Lease in its entirety, or (ii) in the case of the proposed assignment or subletting of a portion of the Premises, terminate this Lease as to that portion of the Premises which Lessee has proposed to assign or sublet. In the event Lessor elects to terminate this lease pursuant to clause
(ii) of this paragraph, Lessee's obligations as to Base Rental and Additional Rent shall be reduced in the same proportion that the Net Rentable Area of the portion of the Premises taken by the proposed assignee or subtenant bears to the total Net Rentable Area of the Premises.

12. Control of Common Areas by Lessor. All areas of improvements provided by Lessor for the general use, in common, of Lessee's of the Office Building, their officers, agents, employees and customers shall be referred to herein as Common Areas including without limitation, parking areas, pedestrian walk-ways, elevators, public stairs and equipment rooms, driveways, entrances and exits thereto, access roads, sidewalks, landscaped areas, plazas, fire corridors, meeting areas and public rest rooms. Lessor shall operate the Common Areas in such manner as Lessor shall from time to time determine. All Common Areas shall at all times be subject to the exclusive control and management of the Lessor. Lessee hereby expressly grants Lessor easement for ingress and egress over, under and through the Office Premises for the purpose of making repairs and for exercising any rights or obligations of Lessor under this Lease. Lessor shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police same; from time to time to change the area, level, location and arrangements of parking areas and other facilities hereinabove referred to; to restrict parking by Lessee's, their officers, agents and employees to employee parking areas; to close all or any portion of said areas or facilities to such extent as may, in the option of the Lessor's counsel, be legally sufficient to present a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and, to said areas and improvements as Lessor shall determine in its sole discretion. All Common areas and facilities not within the Office Building which Lessee may be permitted to use and occupy are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Lessor shall not be subject to any liability, nor shall Lessee be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

13. Uses Prohibited: Rules and Regulations. After initial occupancy Lessee shall not do or permit anything to be done in or about the Office Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the building or any of its contents, or cause a cancellation of any insurance policy covering said building or any part thereof or any of its contents. In the event the specific use of the Office Premises shall change and such change shall result in an increase in said insurance policies, Lessor may elect to collect the increased cost of insurance from Lessee as additional rent rather than treat this as a default under the terms of this Lease. Lessee shall not do or permit anything

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to be done in or about the Office Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them or use or allow the Office Premises to be used for any improper, immoral, unlawful or objectionable purposes nor shall Lessee cause, maintain or permit any nuisance in, or about the Office Premises. Lessee shall not commit or suffer to be committed any waster in or upon the Office Premises or the Office Building.

14. Compliance with law. Lessee shall not use the Office Premises or the Office Building to permit anything to be done in or about the same which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force which may hereafter be enacted or promulgated. Lessee shall as its sole cost and expense promptly with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Office Premises, excluding structural changes not related to or affected by Lessee's improvements or acts.

15. Leasehold Improvements. Lessee shall not make any changes or alterations in or to the Office Premises without the written consent of the Lessor, which consent shall not be unreasonably withheld. All alterations, additions, improvements, including without limitation floor and wall coverings, lighting, heating, ventilating and air conditioning equipment and fixtures (collectively referred to herein as "Leasehold Improvements"), which may be made or installed by either of the parties hereto upon the Office Premises and which in any manner are attached to the floors, walls or ceilings, shall become the property of the Lessor upon installation (unless Lessor shall elect otherwise, which election shall be made by Lessor by giving notice thereof not less than ten (10) days prior to the expiration or other termination of Lease). All Leasehold Improvements shall, at the termination of this Lease, remain upon and be surrendered with the Office Premises as part thereof and shall be unencumbered by liens, security interest or otherwise. Lessee may remove all its personal property not attached to the Office Premises and removable without injury to or defacement of the Office Premises provided all rents are paid in full and Lessee is not otherwise in default under this Lease and further provided that any damage to the Office Premises or the Office Building resulting from such removal shall be simultaneously repaired at Lessee's expense. Lessee agrees that all Lessee's personal property in the Office Premises shall be at the Lessee's sole wish and/or those claiming under the Lessee. Lessor shall not be responsible to Lessee for any loss that may be occasioned by the acts or omissions of persons occupying any space adjacent to or adjoining Lessee's Office Premises or for any loss resulting in Lessee or any of Lessee's property caused in any manner whatsoever. Except as otherwise expressively directed by Lessor in writing, Lessee agrees to remove all signs and personal insignia at the termination of the Lease, and to repair any damages caused to the Office Premises or Office Building by reason of such removal.

     All Leasehold Improvements and trade fixtures installed in the Office Premises by Lessee shall consist of new or completely reconditioned material installed in a workmanlike manner and in compliance with all applicable laws and regulations and shall be performed only by contractors or subcontractors who have complied with the lessee insurance standards specified in Section 19. Any contractor or person selected by Lessee to make such improvements must first

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be approved of in writing by the Lessor. Said work shall be at Lessee's sole risk and expense and Lessee shall promptly pay all laborers, contracts and materialmen performing such work and furnishing material therefor for Lessee. Lessee agrees to indemnify and save harmless Lessor for all expenses, liens, claims or damages to either persons or property including, without limitation, the Office Premises, stemming in any manner from such work. If any lien be filed by virtue of Lessee's work, Lessee shall cause the same to be discharged of record within ten (10) days after recording thereof. Lessor may, at Lessor's option, cause such discharge and Lessee shall reimburse lessor all its costs and expenses expended thereof upon billing for same.

16. Abandonment. Lessee shall not desert or abandon the Office Premises at any time during the term, and if Lessee shall abandon, desert or surrender said Office Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Office Premises or the building in which the Office Premises is located shall be deemed to be abandoned at the option of the Lessor.

17. Liens. Lessee shall keep the Office Premises and the property in which the Office Premises are situated free from any liens rising out of any work performed, material furnished or obligations incurred by Lessee. Lessee covenants to hold Lessor or any successor in interest harmless from any such liens. In the event Lessee desires to contest any such lien, Lessee shall immediately notify Lessor of such lien and shall, at the option of Lessor, transfer said lien to the security of a bond posted or obtained by Lessee.

18. Indemnification of Lessor. Lessee agrees to indemnify and save Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage to any person or property whatsoever (1) occurring, on or about the office Premises or any part thereof and not caused by or contributed to be Lessor, its agents, servants, employees, or invitees; or (2) occurring in, or about any facilities including, without prejudice to the generality of the term Facilities, elevators, stairways, passageways, hallways and parking areas, the use of which Lessee may have in conjunction with other Lessee's of the building, when such injury or damage is caused in part on in whole by the act, neglect, fault of or omission of any duty with respect to the same by Lessor, its agents, servants, employees or invitees and which is not caused or contributed to or by the Lessee, its agents, servants, employees, or invitees.

     Lessor shall not be liable for any damage or injury by water which may be sustained by Lessee or any other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other Lessee's, their agents, employees or invitees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes roof leaks, flooding or other leakage, or obstruction of the water, sewer or soil pipes, roof leans, flooding or other leakage in or about the Office Premises or the building in which the Office Premise is located.

19. Insurance. Lessee shall take out and keep in force on or before the date of delivery of the Office Premises, at Lessee's expense, a comprehensive public liability policy of insurance insuring Lessee and naming Lessor as additional insured, insuring against any liability whatsoever occasioned by the accident on or about the Office Premises. Such policy is to be

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written by an insurance company with a Best rating of A-XV, in the amount of
Five Hundred Thousand Dollars ($500,000.00) for any one occurrence with respect to any bodily, property or personal injury, which shall also include fire legal liability coverage in the amount of One Hundred Thousand Dollars ($100,000.00).

     Lessee shall also maintain a policy of insurance covering the replacement value of the stock in trade, furniture, fixtures and equipment located in the Office Premises. Said policy shall include perils of fire, theft, extended coverage, vandalism or malicious mischief, water damage, and collapse, or a policy affording all risk coverage. In addition, Lessee shall carry plate glass insurance in an amount sufficient to cover Lessee's obligation to repair and replace all plate glass in the Office Premises.

     Lessor hereby releases Lessee and Lessee hereby releases Lessor and each of them releases the respective officers, agents and employees of the other from any and all claims and demands for loss, damages, expense or injury to the Office Premises which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties in force at the time of any such loss to the extent of insurance proceeds actually received; provided, however, that such shall pay any additional premium required of its own insurer for waiver of subrogation rights under this Section.

     Lessee shall have the right to provide such insurance coverage pursuant to blanket policies which expressly afford coverage to the Office Premises and to
Lessor and Lessee.   Lessee shall obtain a written obligation on the part of any such insurance company to notify Lessor in writing of any delinquency in premium payments and at least thirty (30) days prior thereto of any cancellation or amendment to such policy. Lessee agrees if Lessee does not take our such insurance or keep the same in force and effect, Lessor may take out the necessary insurance and pay the premium therefor, and Lessee shall repay to Lessor the amount so paid promptly after the demand together with interest thereon at the rate of eighteen (18%) percent per annum until paid.

     The original policies or a certificate thereof, together with the evidence of payment therefor, shall be delivered to Lessor. Lessee shall renew said politics not less than thirty (30) days prior to the expiration date thereof from time to time, and furnish said renewals and evidence of payment to Lessor.

20. Sales or Other Taxes; Taxes on Leasehold. Lessee shall pay the tax(es) due by reason of rent or other consideration being paid under this Lease Agreement or for any other reason, whether such tax(es) is entitled a "sales tax", "service tax", "gross receipts tax", "use tax", "rental tax", otherwise ("the tax"). Lessee's duty to promptly pay the tax is operative whether the tax is payable under any tax or other law(s) now in effect or which may be adopted by a governmental authority subsequent to the date of the execution hereof. Payment of the tax shall he made to Lessor by lessee for remittance by Lessor to the appropriate governmental authority, unless the law provides otherwise. Also, Lessee shall pay all municipal, county, state and federal taxes assessed during the term of this Lease against or relative to the leasehold interest created hereunder or personal property of any kind owned by or placed in, upon or about the Office

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Premises by Lessee. Lessee shall pay for all license fees, occupational taxes and other governmental charges assess by reason of Lessee's use or occupancy and any other taxes arising out of the operation of Lessee's business or occupancy of the Office Premises.

21. Entry by Lessor. Lessor, upon prior written notice to Lessee, except in the event of an emergency, reserves and shall at any and all reasonable times have the right to enter the Office Premises to inspect the same, to supply janitorial and plant service and any other service to be provided by Lessor to Lessee hereunder, to submit the Office Premises during business hours or other reasonable times to prospective tenants, (but only during the last 180 days of the term with respect to prospective tenants of the Office Premises), and to alter, improve or repair the Office Premises and any repairs to any portion of the building of which the Office Premises are a part and which Lessor in good faith determines are necessary without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that an entrance to the Office Premises shall not be blocked thereby, and further providing that the business of Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupant or quiet enjoyment of the Office Premises, and any other occasioned hereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Office Premises, excluding Lessee's vaults and safes, and areas of storage of Lessee's confidential correspondence. Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the Office Premises, and any entry to the Office Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Office Premises or an eviction of Lessee from the Office Premises or any portion thereof

22. Default. Upon the happening of any one or more of the following events ("Events of Default"):

          Sections b, and d below, shall apply to both Lessor and Lessee.
          ---------------------------------------------------------------

          a) Lessee's default in the payment of any rental or other sums due for a period of five (5) days after the due date;

          b) Lessee's or Lessor's continued default with respect to any other covenant of this Lease for a period of ten (10) days after delivery of written notice of such default to Lessee by Lessor or to Lessor by Lessee, provided that such default reasonably requires more than ten (10) days to cure, there shall be no Event of Default, if Lessee or Lessor has commenced correcting the action within the ten (10) days period and is diligently prosecuting such action;

          c) There shall be filed by or against Lessee in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if Lessee makes an assignment for the benefit of creditors or if there is an assignment by operation of law, or if Lessee makes application to Lessee's creditors to settle or compound or extend the time for payment of Lessee obligations, or if any execution, seizure or attachment shall be levied upon any of the Lessee's property or the Office Premises are taken or occupied or attempted to be taken or occupied by someone other than Lessee;

          d)  Lessee's or Lessor's abandoning the Office Premises;
     Lessor, at its option, may exercise any one or more of the following remedies which shall be cumulative:
     Lessee, at its option, may exercise paragraphs 2 & 5 of the following remedies which shall be cumulative:

          1) Re-enter and take possession of the Office Premises and remove Lessee and its effect, by fore if necessary and, without obligation to do so, relet or attempt to relet the Office Premises on behalf of Lessee, at such rent and under such terms and conditions as Lessor may deem best under the circumstances for the purpose of reducing Lessee's liability, and Lessor shall not be responsible to Lessee for any damages in connection thereof, nor shall Lessor be deemed to have thereby accepted a surrender of the Office Premises, and Lessee shall remain liable for all rents and additional rents due under this Lease and for all damages suffered by Lessor because of Lessee's breach of any of the covenants of this Lease. Said damages shall include, but not limited to, charges for removal and storage of Lessee's property, remodeling and repairs, leasing, commissions and legal fees. At any time during repossession and reletting pursuant to this subsection, Lessor may, by delivering written notice to Lessee, elect to exercise its option under the following sub-section to accept a surrender of the Office Premises, terminate and cancel this Lease, and retake possession and occupancy of the Office Premises on behalf of Lessor.

          2) Declare this Lease to be terminated, whereupon the term hereby granted and all right, title and interest of the parties in the Office Premises shall end. Lessor may re-enter upon and take possession of the Office Premises. Such termination shall be without prejudice to Lessor's right to collect from Lessee any rental or additional rental which has accrued prior to such termination.

          3) Accelerate all rentals due and to become due during the remainder of the term of this Lease, in which event all such rentals shall become immediately due and payable, provided that payment thereof shall not constitute a penalty or liquidated damages but shall merely constitute payment of advance rent. The acceptance of any such payment by Lessor shall not constitute a waiver of any claim for damages as described above.

          4) As agent of Lessee, Lessor may do whatever Lessee is obligated to do under this Lease, and may enter the Office Premises for such purpose, without being liable for damages, therefore, and Lessee agrees to reimburse Lessor immediately on demand for any expenses which Lessor may incur in thus enforcing compliance with this Lease, and the amount thereof shall bear interest at the highest contract rate permitted by Florida law until paid.

          5) Exercise any and all other rights and privileges that Lessor/Lessee may have under the laws of the State of Florida and/or the United States of America.

          6) In the event Lease is terminated by Lessee, Lessor may re-enter upon and take possession of the office premises. Such termination shall be without prejudice to Lessors right to collect from Lessees any rental or additional rental which has accrued prior to such termination together with all damages, including, but not limited to, the damages specified in this section 22.

23. Casualty. If the Office Building on the site on which the Office Premises are located is substantially damaged by fire or any other cause, Lessor shall, within 30 days after occurrence of such damage, notify Lessee of Lessor's election to repair or rebuild the damaged building at Lessor's expense or to terminate this and all other Leases whether or not the Office Premises are directly affected by said damage. For the purpose of this Lease "substantially damaged" shall mean damaged to such an extent that the good faith estimated cost to repair or rebuild the damage exceeds one-quarter of the then estimated cost of replacing all buildings on said site. If such building is not substantially damaged as herein defined, it shall be the duty of the Lessor to use his best efforts to complete such repairs or rebuild within 180 days following the expiration of the period reserved for the Lessor to make such election.

     Should Lessor fail to complete said repairing or rebuilding within said 180 day period, Lessee s sole remedy shall be the option to terminate this Lease and all further liability under its provisions provided that Lessee's notice of election to terminate is given within 30 days following the expiration of said 180 day period and further provided that Lessee totally vacates the Office Premises on or before the expiration in the said 30 day period. All obligations of Lessee under this Lease shall accrue through the date of such vacation.

     In the event Lessor is required to repair or rebuild under this Section, Lessor shall have unlimited access to the Office Premises and all common areas in the Office Building for such time, at such time, as may be reasonably required to efficiently and expeditiously complete any such required, or non-required, repairs or rebuilding.

     In no event shall this Paragraph obligate the Lessor to incur in effecting any such required repair or rebuilding a cost greater than the original cost of the building, including Lessor's cost in completing all suites for lease within the building, or the amount of such insurance coverage as may be provided with respect to the damage, whichever is greater. Should Lessor's limitation as provided herein be exceeded, Lessor shall have the right to either redesign the building within the confines of such limitations or terminate this or any other Lease within the building.

     It is further agreed with respect to this Section that Lessor shall carry, at the expense of and for the benefit of the tenants of the building, rental interruption insurance and the proceeds of such insurance received by lessor shall be credited on a pro rata basis against the rental obligations of Lessee during the period that such insurance is payable. There shall be no other reduction or abatement of rent in favor of Lessee.

     Notwithstanding the forgoing, in the event the holder of the first mortgage encumbering the building shall elect to use the insurance proceeds payable as the result of a loss as set forth herein to reduce the outstanding principal balance of said mortgage, despite Lessor's best efforts to persuade the first mortgage holder to the contrary, then at Lessor's election, Lessor may choose not to rebuild. In such event Lessee may terminate this Lease and this shall be at its sole remedy hereunder.

24. Eminent Domain. If all or any part of the property in which the Office Premises are located shall be taken or appropriated by any public quasi-public authority under the poser of eminent domain, subject to the additional provisions of this Section, wither party hereto shall have the right at its option, to terminate this Lease. In such event, Lessor shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. If a part of the Office Premises shall be so taken or appropriated and neither party shall elect to terminate this Lease, the rental thereafter to be paid shall be equitably reduced. Before Lessee may terminate this Lease by reason of taking of appropriation as above provided, such talking or appropriation shall be such an extent and nature as to substantially handicap, impede or impair Lessee's use of the Office Building, such determination to be so taken or appropriated, Lessor shall have the right, at its option, to terminate this Lease and shall be entitled to the entire award, as above provided.

     This Section shall not prohibit Lessee from making its own claim in the condemnation proceedings for reimbursement or compensation from the condemnor for moving expenses or other costs for leasehold improvements owned by the Lessee and the installation thereof incurred by it due to said condemnation or personal property owned by Lessee and taken by reason of said condemnation.

25. Sale by Lessor. In the event of a sale or conveyance by Lessor of the Building containing the Office Premises, the same shall operate to release Lessor from any further liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchase or grantee unless such sale occurs prior to occupancy by Lessee in which case Lessor shall remain liable to Lessee for the performance of the Lessor's grantee until occupancy by the Lessee.

     Notwithstanding anything to the contrary contained herein, no sales, or conveyance by Lessor as aforesaid shall release Lessor from any future liability to Lessee hereunder unless and until this Lease is assigned to and assumed by such grantee.

26. Attorney's Fees. The prevailing party in any litigation shall be entitled to be reimbursed by the other party for attorney's fees and court costs, including the costs of appeal.

27. Governing Law. This Lease shall be contained and enforced according to the laws of the State of Florida.

28. Waiver. The waiver by the Lessor or the Lessee of any term, covenant or condition herein contained shall not he deemed to he a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

29. Demand. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and sent certified or registered mail or delivered by hand.

     All such notices or demands by the Lessor to the Lessee shall be addressed to or delivered to the Leased Premises with a true copy thereof forwarded by certified or registered mail to:


          Information Management Resources, Inc.
          Suite 500
          26750 U.S. Highway l9 North
          Clearwater, Florida 34621

     All notices, demands and sums due by the Lessee to the Lessor shall be sent to the Lessor al 1150 Cleveland Street, Suite 420, Clearwater, Florida 34615, or to such other person or place as the Lessor from time to time designates in a notice to the Lessee.

30. Subordination and Mortgage Provisions. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the Office Building, Lessee, at the sole option of the purchaser upon any such foreclosure or sale shall attorn and recognize such purchase as the Lessor under this Lease, and upon the purchase's written notice of its election of attornment, such attornment shall be automatic and self-executing,. Without limiting the generality of the foregoing, Lessee within ten (10) days after request by the successor in title to the Office Building shall execute an instrument in form and content acceptable to such successor evidencing such attornment. This Lease shall be and hereby is subject and subordinate to the lien of any mortgage and to all renewals, modification, considerations and replacements thereof, and to all liens resulting from any other method of financing or refinancing, now of hereafter in force against the land and/or building of which the Office Premises are a part, or against any building hereafter to be made upon the security thereof. Upon request of Lessor, Lessee will within ten (10) days after such request, evidence its subordination pursuant to an instrument acceptable in form and content to the Lessor.

     If the holder of any mortgage encumbering the Office Building shall give notice to Lessee that it is the holder of said mortgage and such notice includes the address to which notices to such mortgage are to be sent, Lessee agrees to give to the said holder of such mortgage notice simultaneously with any notice given to Lessor to correct any default of Lessor and agrees that the said holder of such mortgage shall have the right, within sixty (60) days after receipt of said notice, to commence correction of such default and diligently prosecute completion thereof before Lessee may take any action under this Lease by reason of such default.

31. Security Interest. To secure Lessee's obligation under this Lease, including but not limited to, the payment of rent and other charges, the Lessee hereby grants unto the Lessor a security interest in its equipment, accounts, supplies and inventory whether now owned or hereafter acquired, together with the proceeds thereof, the rights of the Lessor being determined in accordance with the Florida Uniform Commercial Code. This document shall be deemed a "Security Agreement" as provided in said Florida Uniform Commercial Code and Lessee agrees to execute a financing statement for recording in the appropriate Public Records perfecting the security interest granted hereby and further agrees to execute renewal financing statements as law requires. The security interest granted by virtue of this Paragraph shall be deemed in addition to, and not in lieu of, any other right or remedy available to Lessor including, but not limited to, statutory liens available to the Lessor.

32. Real Estate Agent. Each of the parties represents and warrants that no real estate agent or broker, other than Lee Arnold & Associates, Inc., (Agent of Lessor who will he paid by Lessor) brought about this Lease and agrees to indemnify each other on demand against all claims made by any other brokers and agent, other than specifically referred to herein, for commissions with respect to this Lease, arising from the acts of the indemnifying party.

33. Amendment of Site Plan; No Representations; and Relocation of Lessee. Lessor reserves the right at any time, in its sole discretion and without the approval of or prior notice to Lessee, to amend without limitation the Site Plan. Such amendment rights include the right, at Lessor's sole discretion and without the approval of prior notice to Lessee, to add or change building perimeters, driveways, change the number and location of parking spaces; and to make any other changes or additions it desires in and about the Office Building including Common Areas (as hereinafter defined), provided only that reasonable access to the Office Building is provided and maintained. Lessor makes no representation as to the identity or location of other Lessee's in the Office Building and said Lessee's may be charged from time to time. Lessor makes no representations as to the Site Plan for the Office Building and Lessee acknowledges that no such representations have been made.

34. Defined Terms and Marginal Headings. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in the masculine gender include the feminine and neuter. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

35. Plats and Riders. Clauses, plats, and riders, if any, signed and initialled by Lessor and Lessee and endorsed on or affixed to this Lease are a part hereof.

36. Time. Time is of the essence of this Lease and each and all of its provisions.

37. Successors and Assigns. The covenants and conditions herein contained shall, subject to the provisions as to assignments, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

38. Right to Cure Defaults. If Lessee, after reasonable notice, shall fail to make repairs, maintain public liability insurance, comply with all laws and ordinances, and regulations, pay all bills for utilities, or perform any other obligation in accordance with this Lease, Lessor shall have the right to perform such work; including the right to enter on the Office Premises, or make such payments on behalf of Lessee, and Lessee agrees to reimburse Lessor promptly upon demand, together with interest at the rate of 1-1/2 % per month.

39. Recording. This Lease may not be recorded without the prior written consent of the Lessor, which may be evidenced solely be a separate executed consent to recording. Upon request of Lessor, Lessee shall enter into a "short-form," or memorandum of this Lease. Said documents shall be in recordable form and shall describe the parties, Office Premises and term of this Lease and shall incorporate this Lease be reference.

40. Definition Or Lessor, No Personal Liability. The term "Lessor" as used in this Lease, means only the owner for the time being of land and buildings comprising the office Building so that, in the event of a sale of the Office Building, the Lessor shall be and is hereby entirely relieved of all covenants and obligations of the Lessor hereunder. Lessor shall have the right without the requirement of prior consent to sell or otherwise convey all or a portion of the Office Building and assign this Lease to such grantee.

41. Lessee Statement; Financials. Within ten (10) days after request therefor by Lessor, Lessee agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Lessor, certifying (if such be the case) that this Lease is in full force and effect as (or if there have been modifications, that this Lease is in full force and effect as modified and starting the modification) and that there are no defenses or offsets thereto (or starting those claimed by Lessee), the dates to which all rents hereunder have been paid in advance, if any, the amounts of security deposits, if any, and containing such other matters as may reasonably be requested by Lessor, it being intended that any such statement as delivered by be relied upon by any prospective purchaser or mortgagee of all or part of the Office Building. If Lessee does not, within ten (10) days of Lessor's request as aforesaid, execute and deliver such instruments or the instruments required in Section 30, or under this paragraph, then Lessee hereby irrevocably appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver the same in the name of the Lessee. Should the prospective mortgagee or purchaser request a copy of the Lessee's current financial statement, Lessee agrees to furnish a certified copy of same to such party within fifteen (15) days of such request.

42.Miscellaneous. Lessor does not, in any way or for any purpose, become a partner of Lessee in conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Lessee. If any term, covenant or condition of this Lease shall, to any extent, be held invalid, unenforceable or inapplicable to particular persons, the remainder of this Lease, or the application of any term, covenant or condition shall not be affected thereby. If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of strikes, utility failures, restrictive laws, riot, acts of God or other similar reasons not the fault of the non-performing party, then the performance time for such act shall be extended for a period equivalent to the period of such delay. The provisions of the Section shall not operate to excuse Lessee from prompt payment of rent. This Lease sets forth all covenants, promises, agreements, conditions, and representations, either oral or written, between then other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

     Notwithstanding anything to the contrary continued in this lease agreement, it is Lessor's intent to complete the decorating of the first floor lobby within 20 days after the full execution of lease.

Lessor has constructed a smoking area outside of the building. Lessor will notify tenants in writing of the smoking area and require that all tenants use smoking area or some other area away from the building.

     Lessor will use best efforts to secure the building and parking garage. Lessor agrees to change the phone security at the rear entrance of the facility and match the card system that was installed at the front door.

43. Janitorial Service. Lessor agrees to provide janitorial service for the interior leased space at no additional charge to Lessee. Such service to be provided 5 days per week and includes vacuuming, emptying trash and light dusting. Also included with janitorial services will be mopping and waxing of floors a minimum of once a month. Lessor agrees to have the exterior windows washed a minimum of semi-annual. Lessee has the right to consult with Lessor to include window washing on a more regular basis if the parties agree.

     Additional janitorial service (including but not limited to carpet shampooing, interior window washing and wood polishing) shall be at Lessee's expense.

44.  Special Provisions.

          A. As an incentive to lease, Lessee shall receive a rent credit of $6,000.00 per month (deferred rent.) for the one (1) month period immediately subsequent to the Rent Commencement Date (as defined in Paragraph 3) and $4,500.00 per month for the fifteen (15) months immediately thereafter so long as the Lessee fully complies with all terms and conditions of the Lease. If the Lessee shall be in default, the deferred rent shall be immediately due and payable as rent. All other terms and conditions of this Lease Agreement shall be in full force and effect during the entire Term of the Lease as defined herein.

          B. Lessor to provide turnkey buildout of the space plan labelled Exhibit B and attached hereto.

          C. Lessor shall reserve 40 spaces in the parking garage area highlighted on Exhibit D for Lessee's exclusive use at no cost to Lessee. Said parking spaces shall be agreed upon by Lessor and Lessee at the same time architectural design is agreed to.

          D. Lessor shall allow Lessee to use on a non-reserved and temporary basis without charges, 24 additional parking spaces until such time as they are required to meet the needs of the Lessor in Lessor's sole opinion.

45. Right or First Refusal. As long as this Lease is in full force and effect and Lessee: (i) is occupying and doing business from the premises at the time the election is exercised; (ii) is not in default under the Lease at the time of the election; and (iii) has maintained a history of payments within the applicable grace period, if any, provided under the Lease; Lessee shall have the right of first refusal to lease any additional space on the third (3rd) floor. Lessor further agrees that prior to renting any additional space on the third
(3rd) floor as more fully identified on Exhibit A-3 attached hereto and incorporated herein, Lessor will submit to Lessee a copy of the lease proposal which Lessor is willing to accept from the third party (the "Offered Lease"). On or before the third business day after the date of such submission, Lessee will have the right (the "First Refusal Right") to send Lessor a notice stating that Lessee elects to rent the First Refusal Space upon the identical terms and conditions set forth in the Offered Lease (the "Offered Lease Terms"). To be timely, such notice must he postmarked within the three day period.

     If Lessor timely exercises the Right of First Refusal, Lessor and Lessee will promptly enter into a Lease for the Right of first Refusal Space (the "New Lease") on the Offered Lease Terms. If for any reason Lessee fails to timely exercise the Right of First refusal, or if Lessee properly exercises it but thereafter for any reason (except for delays caused by Lessor) does not enter into the New Lease within three business days after its submission, Lessor will be free to rent the Right of First Refusal Space to another lessee and the Right of First Refusal will be null and void and without further force and effect throughout the remainder of the term of this Lease and any extensions thereof. Additionally, if Lessee exercises the Right of First Refusal, but then does not sign the Offered Lease, then Lessee shall be liable for an amount equal to what Lessor would have received for the first six months of the term under the Offered Lease. Notwithstanding any contrary provision hereof: (a) the New Lease must (I) be guaranteed by the guarantor(s) of this Lease, if any, upon a guaranty form which is identical to the guaranty form applicable to this Lease, and (ii) stipulate that any default by Lessee thereunder will be deemed to constitute a like default under this Lease; and (b) Lessee agrees that any default by it under this Lease will be deemed to constitute a like default under the New Lease.

46. Guaranty. The undersigned, Satish Sanan, the "Guarantor" below, in his individual capacity only, for valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and as an inducement to Lessor to enter into this Lease Agreement embodied herein with Lessee, hereby irrevocably agrees as follows: (a) This Guaranty runs irrevocably to Lessor, its successors and assigns for the full term of the Lease and any extensions thereof; (b) The Guarantor acknowledges that he executes this Guaranty Agreement in his personal capacity and not in his capacity as a corporate officer or as agent of Lessee;
(c) Guarantor unconditionally guarantees to Lessor the prompt performance and payment when due of Lessee's obligations to Lessor relative to the Agreement embodied herein; (d) This Guaranty Agreement is binding upon the undersigned, his heirs, personal representatives, successor and assigns; and (e) this Guaranty is for an amount not to exceed $175,000.

     Guarantor hereby expressly agrees that validity of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected, diminished, or impaired by reason of: (a) the assertion that Lessor has failed to assert against Lessee any of the rights or remedies reserved to Lessor; or
(b) the assertion that Lessor has granted Lessee relief from any of

Lessee's obligations under the lease; or (c) the release or discharge of Lessee in any creditors' proceeding, receivership, bankruptcy or other proceedings. This Guaranty shall be a continuing guaranty and the liability of the Guarantor shall in no way be affected, modified or diminished by reason of any assignment, amendment, renewal, supplement, modification or extension of the Lease or by reason of any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease, or by reason of any extension of time that may be granted by Lessor to Lessee. If more than one Guarantor signs below, each Guarantor shall be jointly and severally liable under this Guaranty. The failure of one Guarantor to sign below shall not relieve the signing Guarantors.

47. This lease agreement, attachments and addendum supersede any other lease agreement and/or Addenda Information Management Resources, Inc. has with office building (26750 U.S. Highway 19 North, Clearwater, Florida 34621) and/or Lessor.

DATE:     MARCH 20, 1993

PROJECT:  INFORMATION MANAGEMENT RESOURCES @ PLYMOUTH PLAZA

SUBJECT:  BUILDOUT ITEMS TO BE PERFORMED DURING CONSTRUCTION.

     SECOND FLOOR

     1.  Provide all electrical requirements for I.M.R.

     2. Provide separate HVAC system for second floor computer room and fifth floor phone room. (an additional $3,000.00 is provided for this scope of work)

     3. Provide stained mahogany millwork, 8' high doors and cabinetwork to match fifth floor offices.

     4.  Provide shelving in library.

     5. Provide a complete built-in audio visual center on north wall of video conference room.

     6.  Provide folding acoustical wall between conference rooms.

     7.  Provide 40 linear feet of built-in lateral files.

     8.  Provide 16 linear feet of countertop for laser printers.

     9.  Provide shelving in storage room.

     10. Provide complete kitchen facility including counter, sink, refrigerator, microwave, etc. [Handwritten: "Includes
         Dishwasher"]

     11. Security System of 2nd Floor [Handwritten]

     12. Uninterrupted Power Supply (UPS) [Handwritten]

     FIFTH FLOOR

     1.  Existing supply room to have new shelving added.

     2.  Existing phone room to have new wall added.

     3   Touch up various areas with paint to match existing.

     4.  Repair existing carps in various areas.

     5.  Convert existing library to an office. [Deleted]

     6 Existing computer room to have now shelving added. This room shall have proper hardware installed to be lockable.

     7. Security System on 5th Floor [Handwritten]

     8. Uninterrupted Power Supply (UPS) [Handwritten]

                                  EXHIBIT "C"
                             RULES AND REGULATIONS
                             ---------------------

     1. The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases escalators and elevators shall not be obstructed or used for any
purpose other than ingress and egress to and from the Premises.   No bicycle or
motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.

     2. No freight, furniture or bulky matter of any description will be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

     3. Landlord shall have the right to prescribe the weight, position and manner of installation of safes and/or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of a safe or any other article of Tenant's office equipment being on the Premises shall be repaired at the expense of Tenant. The time and manner of moving safes and/or other heavy equipment shall be subject to prior approval by Landlord.

     4. Only persons authorized by Landlord will be permitted to furnish ice, drinking water, towels, barbering, shoe shining, floor polishing and other similar services to Tenant, and only at hours and under regulations fixed by Landlord. Tenant shall use no other method of heating or cooling than that supplied by Landlord.

     5. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time, place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building.

     6. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

     7. Tenant shall not place, cause or allow to be placed any sign or lettering whatsoever, at, in, about or upon the Premises, except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors shall conform to the standard prescribed by Landlord. No trademark shall be displayed in any event.

     8. Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

     9. Landlord shall have the right to exclude any person from the Building other than during customary business hours, and any person in the Building will be subject to identification by the employees and agents of Landlord. All persons in or entering the Building shall be required to comply with the
security policies of the Building.   Landlord will provide all security services
for the building, provided that if Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense.

     10. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done on the Premises.

     11. Tenant shall not do any cooking or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord. Tenant may, however, operate a coffee bar by and for its employees.

     12. Tenant shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous or explosive fluid, material, chemical or substance, or cause or permit any odors to permiate in or emanate from the Premises.

     13. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or the Premises. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord.

     14. No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on doors in the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times, and left locked when the Premises are not in use.

     15. Tenant shall give immediate notice to Landlord in case of accidents in the Premises, in the Building or Parking Garage, or of defects therein or in any fixtures or equipment, or of any known emergency in the Building or Parking Garage.

     16. Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions except in connection with its own business and then only with Landlord's prior permission.

     17. Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school or for any use other than those specifically granted in this Lease.

     18. Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

     19. The requirements of Tenant will be attended to only upon application at the offices of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

     20. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate noise or vibration.

     21. No draperies, shutters or other covering may be installed by Tenant between the building standard window covering and the exterior windows or walls. Installation and use of lighting which is visible from the exterior of the Building, except for Building Standard lights, are subject to the prior written approval of Landlord.

     22. Tenant shall not place, install or operate within the Premises or any other part of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

     23. No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

                              PARKING REGULATIONS
                              -------------------

     1. Tenant's employees will not park in "Reserved for Visitor Parking" spaces located on any portion of premises. Should Tenant or its employees violate this provision, they shall pay to Landlord the sum of $5.00 per day (or
portion thereof) per car.   There will be no parking in any area of the premises
other than those areas clearly marked and defined for parking.

     2. Parking for authorized employees will be on the basis of first-come-first-served.

     3. Parkers will be expected to park their cars in an orderly manner within the marked spaced provided.

     4. It is recommended that cars be left in a "brakes on, doors locked" condition at all times.

     5. No car will be allowed to park in any driveway area or in any manner which will interfere with the normal flow of traffic.

     6. Cars parked illegally will be towed at the car owner's expense and liability.

     7. Tenant agrees that all its employees have been fully informed as to the content of all regulations and assumes responsibility for their adherence to them.

     Acknowledgment that Tenant has read and will comply with the above stated "Rules and Regulations."

          Tenant

     Date:

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease effective as of the date first above written, each representing to the other that they have full authority to execute same in the capacity indicated.



Dated:     3/23/93
      ------------------

In the presence of:

WITNESS:                                 LESSOR:
                                         ABR Plymouth Plaza LTD.

             /s/                         By:    /s/
- --------------------------------            -----------------------------

             /s/                         Its:    General Partner
- --------------------------------            -----------------------------


                                         LESSEE:
                                         Information Management Resources, Inc.

              /s/                        By:  /s/  Satish Sanan
- --------------------------------            ------------------------------

              /s/                        Its:    President
- --------------------------------            ------------------------------


                                         GUARANTOR:
                                         Satish Sanan

              /s/                        By:  /s/  Satish Sanan
- --------------------------------         Personally

          /s/
- --------------------------------

                                 EXHIBIT "A-1"



[SCHEMATIC DRAWING OF FLOOR PLAN OF PLYMOUTH PLAZA APPEARS ABOVE CAPTION "INFORMATION MANAGEMENT RESOURCES 11,289 RSF."]

                                 EXHIBIT "A-2"



[SCHEMATIC DRAWING OF FLOOR PLAN OF PLYMOUTH PLAZA APPEARS ABOVE CAPTION "INFORMATION MANAGEMENT RESOURCES 11,289 RSF."]

                                 EXHIBIT "A-3"



[SCHEMATIC DRAWING OF FLOOR PLAN OF PLYMOUTH PLAZA SHOWING SUITE 310 WITH 1,503 RSF, AND SHOWING SUITE 301 WITH 2,822 RSF.]

                                 EXHIBIT "B-1"



[SCHEMATIC DRAWING OF FLOOR PLAN OF SECOND FLOOR INDICATING INFORMATION MANAGEMENT RESOURCES' SPACE THEREIN.]

                                 EXHIBIT "B-2"



[SCHEMATIC DRAWING OF FLOOR PLAN OF FIFTH FLOOR INDICATING INFORMATION MANAGEMENT RESOURCES' SPACE THEREIN.]

                                  EXHIBIT "D"


[PROPERTY SKETCH ILLUSTRATING THE OFFICE BUILDING, PARKING GARAGE, ADJACENT ROADS AND THE PROPERTY LINES.]

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

     THIS FIRST AMENDMENT TO LEASE AGREEMENT is made and entered into effective as of (but not necessarily on) the 18th day of October, 1995, between ABR
                                                                      ---
Plymouth Plaza, LTD ("Landlord"), and Information Management Resources, Inc.,
- --------------------------------      ---------------------------------------
("Tenant"), with reference to the following:
- ----------

          (a) Landlord and Tenant have previously entered into a certain Lease Agreement, dated as of March 2, 1993 (collectively, the "Lease"), under the
                       -------------
terms of which Tenant leased from Landlord certain Premises (deemed in the Lease) of an office building (the "Office Building") at 26750 U.S. Highway 19 North, Clearwater, Florida 34621.

          (b) By means of this instrument, Landlord and Tenant will amend the Lease, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the execution of this instrument by both parties, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree as follows:

        1. As used in this instrument, the following terms shall have the meaning indicated for each term:

        (a) "Temporary Space" shall mean the portion of suite 300 located on the third floor of the Building (defined in the Lease) which is shown on the floor plan attached hereto as exhibit "A" and make a part hereof. The Temporary Space is stipulated to contain 500 square feet of Rentable Area (defined in the
                               ---------------
Lease).

        (b) "Temporary Space Base Rent" shall mean $400.00 per month.
                                                   -----------------

        2. "Temporary Space Commencement Date" shall be October 11, 1995. Effective as of the Temporary Space Commencement Date, Landlord leases to Tenant and Tenant leases from Landlord the Temporary Space, subject to the terms of the Lease, as amended by this instrument.

        3. Effective as of the Temporary Space Commencement Date, the Tenant shall pay to Landlord the Temporary Space Base Rent in addition to sales tax and all other Rent due and payable under the terms of the Lease. Temporary Space Base Rent shall be due and payable with the Base rent under the Lease.

        4. The Temporary Space is hereby added to and made a part of the Premises (defined in the lease) subject to the terms of this instrument.

        5. Notwithstanding any language in the Lease or this instrument seemingly to the contrary:

          (a) Tenant's lease of the Temporary Space shall constitute a month-to-month lease, and either party shall have the right to terminate such leasing of the Temporary Space on thirty (30) days' written notice to the other party.
                       -----------------

          (b) Landlord does not have any obligation to make improvements or additions to the Temporary Space, and Tenant shall not make any alterations, improvements or additions to the Temporary Space. Tenant accepts the Temporary Space in its "AS IS" condition and state of repair.

          (c) Notwithstanding paragraph 2 of the Lease, the Temporary Space
                              -----------
shall be used for furniture/file storage purposes only, and such files shall be limited to the amount which may be adequately supported by the structure of the building in the area of the Temporary Space.

        6. As amended by this instrument, all of the covenants, agreements, terms, provisions, and conditions of the Lease continue in full force and effect and apply to both the temporary space and the original Premises covered by the Lease. The Tenant ratifies all terms and conditions of the Lease as amended by this instrument.

        7. This instrument shall be binding upon and shall inure to the benefit of' Landlord and Tenant and their respective, permitted successors and assigns.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease Agreement in multiple original counterparts effective as of the date set forth above



   "Landlord"                       REED DEVELOPMENT COMPANY AS
                                    MANAGER FOR ABR PLYMOUTH
WITNESSES                           PLAZA, LTD.

   /s/                              By:    /s/ Robert M. Reed II
- ----------------------                 ---------------------------
                                       Robert M. Reed II, Owner
- ----------------------



   "Tenant"                         INFORMATION MANAGEMENT
                                    RESOURCES, INC.
WITNESSES
                                    By:    /s/ Satish Sanan
- ----------------------                 ---------------------------
                                       Satish Sanan, President
- ----------------------

[One-page diagram of floor plan showing suites 300, 304 and the addition to 301]

                      SECOND AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT is make and entered into effective as of (but not necessarily on) the 11th day of December, 1995, between ABR
                                                                       ---
Plymouth Plaza, LTD ("Landlord"), and Information Management Resources, Inc.,
- --------------------------------      ---------------------------------------
("Tenant"), with reference to the following:
- ----------

     (a) Landlord and Tenant have previously entered into a certain Lease Agreement, dated as of March 22, 1993 (collectively, the "Lease"), as First
                       --------------
Amended October 18, 1995, under the terms of which Tenant leased from Landlord certain Premises (defined in the Lease) of an office building (the "Office Building") at 26750 U.S. Highway 19 North, Clearwater, Florida 34621.

     (b) By means of this instrument, Landlord and Tenant will amend the Lease, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the execution of this instrument by both parties, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree as follows:

     1. As used in this instrument, the following terms shall have the meaning indicated for each term:

     (a) "Temporary Space" shall mean the portion of suite 499 located on the fourth floor of the Building (defined in the Lease) which is shown on the floor plan attached hereto as exhibit "A" and made a part hereof. The Temporary Space is stipulated to contain 300 square feet of Rentable Area (defined in the
                         ----------------
Lease).

     (b) "Temporary Space Base Rent" shall mean $250.00 per month.
                                                ------------------

     2. "Temporary Space Commencement Date" shall be December 11, 1995. Effective as of the Temporary Space Commencement Date, Landlord leases to Tenant and Tenant leases from Landlord the Temporary Space, subject to the terms of the Lease, as amended by this instrument.

     3. Effective as of the Temporary Space Commencement Date, the Tenant shall pay to Landlord the Temporary Space Base Rent in addition to sales tax and all other Rent due and payable under the terms of the Lease. Temporary Space Base Rent shall be due and payable with the Base rent under the Lease.

     4. The Temporary Space is hereby added to and made a part of the Premises (defined in the Lease) subject to the terms of this instrument.

     5. Notwithstanding, any language in the Lease or this instrument seemingly to the contrary:

     (a) Tenant's lease of the Temporary Space shall constitute a month-to-month lease, and either party shall hare the right to terminate such leasing of the Temporary Space on thirty (30) days' written notice to the other party.
                   ----------------

     (b) Landlord does not have any obligation to make improvements or additions to the Temporary Space, and Tenant shall not make any alterations, improvements or additions to the Temporary Space. Tenant accepts the Temporary Space in its "AS IS" condition and state of repair.

     (c) Notwithstanding paragraph 2 of the Lease, the Temporary Space shall be
                         -----------
used for furniture/file storage purposes only, and such files shall be limited to the amount which may be adequately supported by the structure of the building in the area of the Temporary Space.

     6. As of the Commencement Date of this Second Amendment to the Lease, the First Amendment shall be terminated and no longer effective. Tenant agrees to vacate First Amendment Temporary Space on the Third Floor on or before December 11, 1995.

     7. As amended by this instrument, all of the covenants, agreements, terms, provisions, and conditions of the Lease continue in full force and effect and apply to both the temporary space and the original Premises covered by the Lease. The Tenant ratifies all terms and conditions of the Lease, as amended by this instrument.

     8. This instrument shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective, permitted successors and assigns.

     IN WITNESS WHEREOF Landlord and Tenant have executed this Second Amendment to Lease Agreement in multiple original counterparts effective as of the date set forth above.


    "Landlord"                      REED DEVELOPMENT COMPANY AS MANAGER
                                    FOR ABR PLYMOUTH PLAZA, LTD.
WITNESSES

   /s/
- -------------------------           By:  /s/ Robert M. Reed
- -------------------------                -------------------------------
                                         Robert M. Reed II, Owner

    "Tenant"                        INFORMATION MANAGEMENT RESOURCES, INC.

WITNESSES                           By:  /s/ Satish Sanan
                                         -------------------------------
- -------------------------                Satish Sanan, President
- -------------------------

    [A floor plan with "Exhibit 'A' Suite 499" handwritten on it and Areas
                            A through I identified]

                                       3